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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of  1934

     Date of Report (Date of earliest event reported): December 18, 2003

                      FIRST NATIONAL LINCOLN CORPORATION
              (Exact name of Registrant as specified in charter)

                                    MAINE
                (State or other jurisdiction of incorporation)

                  0-26589                      01-0404322
         (Commission file number)   (IRS employer identification no.)


                 Main Street, Damariscotta, Maine        04853
             (Address of principal executive offices)  (Zip Code)


                                (207) 563-3195
             (Registrant's telephone number, including area code)





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Item 5. Other Events

The Company today issued the following press release:

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First National Lincoln Corporation Declares Dividend


DAMARISCOTTA, Maine--(BUSINESS WIRE) -- December 18, 2003--The Board of Directors of First National Lincoln Corporation (NASDAQ NM: FNLC), today declared a quarterly dividend of $0.30 per share. This fourth quarter dividend, which is payable January 30, 2004, to shareholders of record as of January 9, 2004, represents an increase of 15.4% or $0.04 per share over the fourth quarter dividend declared in 2002.

"With this increase of $0.01 to $0.30 per share per quarter, the Company has now raised its dividend for 33 consecutive quarters," noted Daniel R. Daigneault, FNLC's President & Chief Executive Officer. "This translates into an annual dividend of $1.20 per share, and based on today's closing price of $48.50 per share, our dividend yield is 2.47%.

"FNLC's price per share has increased $17.02 or 54.1% since December 31, 2002, based upon the year-end closing price of $31.48 per share and today's closing price of $48.50 per share. In addition to our strong earnings performance in the first three quarters, I feel that our excellent dividend yield continues to be a major factor in the performance of our stock in 2003," President Daigneault added. "The change in tax-treatment of dividends earlier this year has also been positive for companies like ours with a healthy dividend yield in the current low interest rate environment. For all of these reasons, I continue to view First National Lincoln Corporation as an extremely attractive investment alternative."

First National Lincoln Corporation, headquartered in Damariscotta, Maine, is the holding company for The First National Bank of Damariscotta and Pemaquid Advisors. The First is an independent community bank serving Mid-Coast Maine with seven offices in Lincoln and Knox Counties that provide consumer and commercial banking products and services. Pemaquid Advisors provides investment advisory and trust services from offices in Damariscotta and Portland, Maine.

Forward-looking and cautionary statements: except for the historical information and discussions contained herein, statements contained in this release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the company's filings with the Securities and Exchange Commission.

For additional information contact F. Stephen Ward, Treasurer & Chief Financial Officer, at 207.563.3272.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

FIRST NATIONAL LINCOLN CORPORATION

By: /s/ F. Stephen Ward
    F. Stephen Ward
    Treasurer & Chief Financial Officer
    December 18, 2003